MERCURY SELECT GROWTH FUND
                             OF MERCURY FUNDS, INC.

                         Supplement dated April 3, 2002
                      to Prospectus dated January 29, 2002


            On March 15, 2002, the Board of Directors of Mercury Select Growth Fund of Mercury Funds, Inc. (the "Fund") approved, subject to shareholder approval, a reorganization pursuant to which the assets of the Fund will be acquired, and the liabilities of the Fund will be assumed, by Turner Large Cap Growth Equity Fund, a newly created series of Turner Funds (the "Turner Fund"), and shareholders of each class of the Fund will receive Class I shares of the Turner Fund with the same aggregate net asset value as the Fund shares they owned immediately prior to the reorganization. The Turner Fund will have the same investment objective and substantially similar investment strategies, policies and restrictions as the Fund. If the reorganization is approved by shareholders, the Fund's existence as a series of Mercury Funds, Inc. will be terminated following the reorganization.

         A special meeting of the shareholders has been called for Friday, July 12, 2002 to consider these matters. Before this meeting, shareholders will receive a proxy statement containing additional information about the proposed reorganization. If approved by the shareholders, the reorganization will take place as soon as practicable thereafter.


CODE #MF19104-0102ALL